FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: August 19, 2002

(Date of earliest event reported)

Nissan Auto Receivables Corporation II
on behalf of Nissan Auto Receivables 2002-C Owner Trust

(Exact name of registrant as specified in its charter)

DELAWARE	333-87970	95-4831541
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 719-8583

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
EXHIBIT INDEX
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 4.4
EXHIBIT 4.5
EXHIBIT 4.6

ITEM 5. OTHER EVENTS

     On August 19, 2002, Nissan Auto Receivables Corporation II (“NARC II”) and Nissan Motor Acceptance Corporation (“NMAC”) entered into that certain Purchase Agreement, dated as of August 19, 2002 (the “Purchase Agreement”), pursuant to which NMAC transferred to NARC II certain retail installment sales contracts relating to certain new, near-new and used automobiles and light-duty trucks (the “Receivables”) and related property. On August 19, 2002, Nissan Auto Receivables 2002-C Owner Trust (the “Trust”), a Delaware business trust created pursuant to that certain Trust Agreement, dated as of April 26, 2002, as amended by the Amended and Restated Trust Agreement, dated as of August 19, 2002 (the “Amended and Restated Trust Agreement”), by and between NARC II, as depositor, and Wilmington Trust Company, as owner trustee (the “Owner Trustee”), entered into that certain Sale and Servicing Agreement, dated as of August 19, 2002 (the “Sale and Servicing Agreement”), with NARC II, as seller, and NMAC, as servicer, pursuant to which the Receivables and related property were transferred to the Trust. Also on August 19, 2002, the Trust caused the issuance, pursuant to an Indenture, dated as of August 19, 2002 (the “Indenture”), by and between the Trust, as issuer, and Wells Fargo Bank Minnesota, National Association, as indenture trustee (the “Indenture Trustee”), of certain notes in the following classes: Class A-1, Class A-2, Class A-3 and Class A-4 (collectively, the “Notes”). Also on August 19, 2002, the Trust, NARC II, as seller, NMAC, as servicer, and the Indenture Trustee entered into that certain Yield Supplement Agreement, dated as of August 19, 2002 (the “Yield Supplement Agreement”), relating to the yield supplement account to be maintained for the benefit of the holders of the Notes. Also on August 19, 2002, the Trust, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee entered into that certain Administration Agreement, dated as of August 19, 2002, relating to the provision by NMAC of certain services relating to the Notes. The Notes, with an aggregate principal balance of $1,104,266,000.00, were sold to Morgan Stanley & Co. Incorporated, ABN AMRO Incorporated, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., SG Cowen Securities Corporation, and The Williams Capital Group, L.P., as underwriters (the “Underwriters”), pursuant to an Underwriting Agreement, dated as of August 8, 2002, by and among NARC II, NMAC and Morgan Stanley & Co. Incorporated, on behalf of itself and as the representative of the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-87970).

     Attached as Exhibit 4.1 is the Sale and Servicing Agreement, as Exhibit 4.2 is the Indenture, as Exhibit 4.3 is the Purchase Agreement, as Exhibit 4.4 is the Amended and Restated Trust Agreement, as Exhibit 4.5 is the Administration Agreement and as Exhibit 4.6 is the Yield Supplement Agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a) Not applicable.

          (b) Not applicable.

          (c) Exhibits

                The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 4.1	Sale and Servicing Agreement, dated as of August 19, 2002, by and among the Trust, as issuer, NARC II, as seller, and NMAC, as servicer.

Exhibit 4.2	Indenture, dated as of August 19, 2002, by and between the Trust, as issuer, and the Indenture Trustee.

Exhibit 4.3	Purchase Agreement, dated as of August 19, 2002, by and between NARC II, as purchaser, and NMAC, as seller.

Exhibit No.	Description

Exhibit 4.4	Amended and Restated Trust Agreement, dated as of August 19, 2002, by and between NARC II, as depositor, and Wilmington Trust Company, as Owner Trustee.

Exhibit 4.5	Administration Agreement, dated as of August 19, 2002, by and among the Trust, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee.

Exhibit 4.6	Yield Supplement Agreement, dated as of August 19, 2002, by and among the Trust, NARC II, as seller, NMAC, as servicer, and the Indenture Trustee.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES CORPORATION II

By:	/s/ Joji Tagawa

Name: Joji Tagawa Title: Treasurer

Date: August 23, 2002

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description

Exhibit 4.1	Sale and Servicing Agreement, dated as of August 19, 2002, by and among the Trust, as issuer, NARC II, as seller, and NMAC, as servicer.

Exhibit 4.2	Indenture, dated as of August 19, 2002, by and between the Trust, as issuer, and the Indenture Trustee.

Exhibit 4.3	Purchase Agreement, dated as of August 19, 2002, by and between NARC II, as purchaser, and NMAC, as seller.

Exhibit 4.4	Amended and Restated Trust Agreement, dated as of August 19, 2002, by and between NARC II, as depositor, and Wilmington Trust Company, as Owner Trustee.

Exhibit 4.5	Administration Agreement, dated as of August 19, 2002, by and among the Trust, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee.

Exhibit 4.6	Yield Supplement Agreement, dated as of August 19, 2002, by and among the Trust, NARC II, as seller, NMAC, as servicer, and the Indenture Trustee.